EXHIBIT 10.3
            Form of Selected Dealer Agreement between
          Registrant, Sales Agent and Selected Dealers


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                    SELECTED DEALER AGREEMENT


Crispin Koehler Securities
301 East Main Street, Suite 1140
Lexington, Kentucky 40504

Dear Sirs:

        The undersigned understands that AeroCentury Fund IV, Inc., a California corporation (the "Company"), proposed to make a public offering and sale of up to $10,000,000 of 10% Secured Promissory Notes ("Notes"), each Note with a principal face amount of $1,000, on a best efforts basis through Crispin Koehler Securities (the "Sales Agent") and certain additional broker dealers (the "Selected Dealers") who are members of the National Association of Securities Dealers, Inc. (the "NASD"). The Sales Agent has advised the undersigned that in connection therewith, the Company has filed with the Securities and Exchange Commission (the "SEC"), a registration statement on Form SB-2 and has filed or expects to file one or more amendments thereto. As used herein, "Registration Statement" refers to Registration Statement No.___ as declared effective by the SEC on _____, and "Prospectus" refers to the final prospectus constituting Part I of such Registration Statement, and in the event of any supplement or amendment to such Registration Statement or Prospectus after the Registration Statement has become effective, the terms "Registration Statement" and "Prospectus" shall mean such Registration Statement or Prospectus as so supplemented or amended. Certain terms used herein which begin with initial capital letters are defined in the Prospectus and shall have the same meanings given therein. Upon the terms and conditions set forth herein, the undersigned agrees to use its best efforts to solicit and obtain subscriptions to purchase Notes at a price of $1,000 per Note in accordance with the following terms and conditions.

        The undersigned hereby makes the following agreements, representations, and warranties to the Company and the Sales Agent which agreements, representations and warranties are made by the undersigned severally and not jointly with the other Selected Dealers:

        1. Representation and Warranties. The undersigned represents and warrants that (i) it is a member in good standing of the NASD, (ii) it is registered as a broker-dealer under the Securities and Exchange Act of 1934, (iii) it is licensed as a broker-dealer under the law of the state(s) listed below the undersigned's signature hereunder, (iv) neither the undersigned nor any of its executive officers and directors are currently subject to any administrative order or judgment in any state which prohibits the use of any exemption from registration in connection with the purchase or sale of securities, (v) neither the undersigned nor any of its executive officers and directors are subject to any order, judgment or decree of any court of competent jurisdiction temporarily or preliminarily restraining or enjoining, or subject to any order, judgment or decree of any court of competent jurisdiction entered within the last five years permanently restraining or enjoining such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or commodity or involving the making of any false filing with any state and (vi) neither the undersigned nor any of its executive officers and directors has been convicted of a felony involving the purchase or sale of a security within five years prior to the commencement of the Offering.

        2.  Duties.   The  undersigned  agrees  that  its  duties
under this Agreement include the following:

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               (a) To use its best efforts to procure purchase(s)
for Notes at a price of $1,000 per Note in accordance with the terms of the Offering as set forth in the Prospectus. The minimum
investment  in  Notes  is  set  forth  in  the  Prospectus.   The
undersigned shall not be entitled to solicit the services of other broker-dealers or pass through or reallow any portion of the compensation set forth in Section 3 in connection with performing the undersigned's service hereunder;

               (b) To at all times comply with all applicable provisions of the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934 and the rules and regulations of the Commission thereunder, state blue sky securities laws and the rules of the NASD, including, without limitation, Sections 2730, 2740, 2420 and 2750 of the NASD Conduct Rules, all prospectus delivery requirements, and the prohibition against the direct or indirect payment or awarding of any finder's fees, commissions, or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to advise the purchase of interests in a particular program; provided, however, that the payment of the normal sales commissions payable to a registered broker-dealer or other properly licensed person for selling Notes shall not be prohibited;

               (c) To sell Notes only in state(s) and jurisdiction(s) in which the undersigned is licensed as a broker-dealer, and only in state(s) and jurisdiction(s) and in such amounts for which Blue Sky clearance has been obtained as indicated to the undersigned by the Sales Agent;

               (d) To take such actions as may be required by law or which it may deem reasonably necessary in order to ascertain that a purchase of the Notes is suitable for a prospective purchaser, and maintain a record thereof for a period of at least six years, or such other period as required by law;

               (e) To confirm through diligent inquiry that each prospective purchaser is a citizen of the United States in the manner described in the Prospectus prior to submitting his subscription payment and related documentation to the Escrow Agents, and maintain a record of the basis upon which such determination was made;

               (f) To supply the Sales Agent and the Company with such written reports of the undersigned's activities relating to the offering of Notes as the Sale Agent or the Company may from time to time reasonably request;

               (g) To deliver a current copy of the Prospectus and any amendments or supplements thereto, to each prospective purchaser prior to accepting a subscription from such purchaser;

               (h) To obtain each of the following in connection with the sale of the Notes and to transmit the same to the Escrow
Agents, within the time periods specified below:

                       (i)  A   fully   completed    Subscription
Agreement, executed by the prospective purchaser, if required by applicable state law or otherwise requested by the Company; and

                       (ii)  Appropriate payment by the purchaser
for the number of Notes subscribed for, either in the form of a check payable to "First Security Bank of Utah/AeroCentury Fund IV Escrow Account" or by wire transfer of funds from the account of the purchaser into the above-referenced escrow account (the account number will be provided upon request of the Company).

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                       The undersigned, the Sales Agent  and  the
Company agree and acknowledge that, unless specifically requested by the Company or otherwise required by the state of residence of a particular investor, investors will not be required to enter into a subscription agreement with the Company.

                       Where,   pursuant  to   the  undersigned's
internal supervisory procedures, final internal supervisory review of subscriptions is conducted at the office where a check and a Subscription Agreement, if any, are received, such check and any Subscription Agreement shall be transmitted to the Escrow Agents on the day received.

                       Where,  pursuant  to   the   undersigned's
internal supervisory procedures, final internal supervisory review of subscriptions is conducted at a different office from where a check and any Subscription Agreement are received, such check and any Subscription Agreement shall be transmitted on the day received to the office of the undersigned conducting such final internal supervisory review for receipt on or before the next business day, which shall in turn, by noon of the day of receipt, transmit such check and any Subscription Agreement to the Escrow Agents.

                       Where the purchaser is to pay for the purchase of funds by wire transfer rather than by check, such wire transfer is to be forwarded with any Subscription Agreement in the same manner and within the same time limits as if the purchaser had paid by check, as specified in the preceding two paragraphs.

                       Where   the    undersigned    intends   to
transmit from its own funds the purchase price for the Notes and to subsequently debit a customer's account in a like amount, the undersigned shall debit the securities account of such customer no later than the next business day following the date that the undersigned transmits such purchase price and any Subscription Agreement to the Escrow Agents.

                       Notwithstanding the foregoing, the account of a customer who subscribes for Notes during the first five business days after commencement of the Offering of the Notes shall be debited to the customer's account on the sixth business day after the commencement of the Offering.

                       In the event  that  the  payment  received
by the undersigned is not made payable as set forth in subparagraph (h) (ii) above, such payment shall be returned to the purchaser within one business day from receipt thereof.

                       In addition, the undersigned will provide the Escrow Agents with the name, address and social security or tax identification number of, and the amount tendered and number of Notes subscribed for by each such Subscriber (it being understood that the undersigned will have in its possession a properly executed Form W-9 for each such Subscriber subject to back-up withholding, as required under the Tax Equity and Fiscal Reform Act of 1982). The data furnished to the Escrow Agents in accordance with the preceding sentence shall also be provided to the Escrow Agents in magnetic media tape format.

               (i) In recommending to a participant the purchase, sale or exchange of Notes, the undersigned and persons associated with the undersigned shall:

                       (A) Have reasonable grounds to believe, on the basis of information obtained from the investor concerning his investment objectives, other investments, financial situation and needs, and any other information known by the undersigned or associated person

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that:
                       (1) The   investor  complies   with    the
suitability requirements, if any, set forth in the Prospectus, or applicable blue-sky laws;

                       (2) The investor is or will be in a financial position appropriate to enable the participant to realize to a significant extent the benefits described in the Prospectus;

                       (3) The investor has a fair market net worth sufficient to sustain the risk inherent in the Company, including loss of investment and lack of liquidity; and

                       (4)  An   investment   in  the  Company is
otherwise suitable for the participant; and

                       (B)  Maintain   in  the   files   of   the
undersigned for a period of six years documents disclosing the basis upon which the determination of suitability was reached as to each participant.

                        Notwithstanding  the  provisions  of  the
Section 2(i), the undersigned shall not execute any transaction in a discretionary account without prior written approval of the transaction by the customer;

               (j) To comply with and abide by all terms and conditions of the Registration Statement and the Prospectus;

               (k) To submit to the Sales Agent any sales materials prepared by it in connection with the offer or sale of Notes and not to use such materials until they have been reviewed and cleared for presentation by the staff of the SEC, the NASD and such other regulatory agencies as my be appropriate. As used herein, "sales materials" shall not be deemed to include administrative, nonsubstantive materials which are not to be distributed to the public;

               (l) To review the Company's Registration Statement and other materials provided by the Company and to have reasonable grounds to believe, based on information obtained from the Company, through the Prospectus and any other materials provided, that all material facts are adequately and accurately disclosed and provide a basis for evaluating the proposed activities of the Company. In determining the adequacy of disclosed facts pursuant to this Section 2, the undersigned and persons associated with the undersigned shall obtain information on material facts relating at a minimum to the following, if relevant in view of the nature of the proposed activities of the
Company:

                       (i)  Items of compensation;

                       (ii) Financial stability and experience of the management;

                       (iii)  The Company's conflicts  and   risk
factors; and

                       (iv) Tax aspects.

               (m) Prior to executing a purchase transaction in the Company, to inform the prospective participant of all pertinent facts relating to the liquidity and marketability of the Notes during the term of the investment;

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               (n) To  promptly  inform  the Sales  Agent and the
Company if the undersigned shall have knowledge of any material misstatement or omission to state a material fact in any Subscription Agreement; and

               (o) Promptly upon the written request of the Sales Agent, (i) account to the Sales Agent for each copy of the Prospectus delivered to the undersigned hereunder and to return to the Sales Agent all copies of the Prospectus then in the undersigned's possession, and (ii) at the Sales Agent's request, deliver to the Sales Agent a certificate from the undersigned dated as of the date requested by the Sales Agent to the effect that the undersigned's representations and warranties in this agreement are true and correct, as if made on and as of the date of such certificate; and that the undersigned complied with all the agreements and covenants and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate and further representing that the undersigned has made offers to sell Notes to, or solicit offers to buy Notes from, or otherwise negotiated in respect thereof with, only persons who (i) the undersigned reasonably believed were able to satisfy the investor suitability standards set forth in the
Prospectus   and  (ii)  either  (a)  have  an  account  with  the
undersigned  in which  there  has been at  least  one  securities transaction effected by the undersigned during the preceding three years, or (b) with respect to whom the initial contact with the undersigned occurred prior to the date on which the undersigned was first aware of the Offering and with respect to whom (based on information with such person, the nature of our contacts with such person, and other information available to the undersigned) the undersigned has a reasonable basis for knowing such person's net worth, investment objectives, investment experience and sophistication.

        3. Compensation. The undersigned shall receive from the Escrow Agent (through the Sales Agent) as compensation Selling Commissions of 5.0% of the sales price of any Notes sold by it to the public in accordance herewith. In addition, in the Sales Agent's sole discretion, up to 1.5% of the sales price for any Notes may be reallowed by the Sales Agent to the undersigned for due diligence and selling efforts. Notwithstanding the above, no Sales Commissions and no expense allowance or reimbursement shall be paid with respect to any Notes sold hereunder until the occurrence of a Closing Date following the sale of such Notes. Subject to the previous sentence, all Selling Commissions and other compensation is being paid to the undersigned in consideration of its efforts to conduct the due diligence determined by the undersigned to be reasonably necessary and that the undersigned will be solely responsible for such diligence; the Sales Agent will have no responsibility or liability pertaining thereto (although the Sales Agent may, in its discretion, reallow a portion of its due diligence cost reimbursement to the undersigned in connection therewith). Notwithstanding the foregoing, the undersigned will not be entitled to receive compensation pursuant to this Section 3 in the event that (i) the Sales Agent or the Company determines that any offer, sale or solicitation by the undersigned was made in violation of the Act, or any of the regulations thereunder, of the securities or "blue sky" laws of any jurisdiction or the NASD, or of any covenant or representation made hereunder, (ii) if the Sales Agent shall not have previously received from the undersigned a confirmed copy of this Agreement, or (iii) with respect to certain subscriptions, the Company or the Sales Agent, in their sole discretion do not accept (in whole or in part) such subscriptions to purchase Notes obtained by the undersigned for any reason, or any Subscription Documents for such subscriptions, if any, fully completed and duly executed, are received by the Sales Agent after the final Closing Date.

        4.  Sales   Incentive   Programs.    No  sales  incentive
bonuses shall be paid directly or indirectly in connection with the offer and sale of the Notes.

        5. Terms and Termination. The undersigned's obligation under this Agreement shall commence as of the date of this Agreement or the effective date of the Registration Statement,

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whichever occurs earlier,  and shall continue  (unless  otherwise terminated as provided herein) until the undersigned has been notified that the Offering of Notes has ceased or has been completed.

        The undersigned's services under this Agreement may be terminated by the Sales Agent or the Company if (i) the
undersigned   fails  to  comply  with  any   provisions  of  this
Agreement: (ii) any of the undersigned's representations or warranties made herein is false: or (iii) the undersigned ceases to be (a) a member in good standing of the NASD, (b) registered as a broker-dealer under the Securities Exchange Act of 1934, (c) licensed as a broker-dealer under the Securities Exchange Act of 1934, or (d) licensed as a broker-dealer under the state(s) listed on the signature page hereto; provided, however, that if the undersigned ceases to be registered in less than all the states listed herein, this Agreement may not be terminated by the Company but the undersigned shall no longer offer or sell Notes in such states. The undersigned will promptly notify the Company in writing of the occurrence of any of the foregoing. In the event of termination, the undersigned shall not be entitled to any commissions earned after the date of the occurrence giving rise to the termination or any restitution for the value of its services thereafter performed.

        6. Authority. It is understood that the undersigned's relationship with the Company is as an independent contractor and that nothing herein shall be construed as creating a partnership, joint venture, or employer and employee relationship between the undersigned and the Company. The undersigned is not authorized to give any information or make any representations or warranties in connection with the offer and sale of the Notes except as stated in the Prospectus, or any sales material approved in writing by the Company or use any sales material or advertising in connection with the offer of the Notes except as approved in writing by the Company; and provided further that any such sales material or advertising may be delivered to a person only if accompanied or preceded by the delivery of a copy of the Prospectus.

        7. Third Party Beneficiary. It is understood that the Company intends to rely, in connection with the Offering, on the covenants, representations and warranties made herein by the undersigned to the Sales Agent, and that the Company is intended to be a third party beneficiary of such covenants, representations and warranties.

        8. Indemnification. The Company agrees to indemnify and hold harmless the undersigned and each person, if any, who controls the undersigned, within the meaning of Section 15 of the Act, for any and all losses, claims, damages, and liabilities arising in connection with the offering or sale of Notes, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon any untrue statement of any material fact contained in the Registration Statement or any amendment thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to reimburse any legal or other expense reasonably incurred by such persons in connection with investigation or defense of any such loss, claim, damage, liability or action.

        The undersigned agrees to indemnify and hold harmless the Company and the Sales Agent and their controlling persons, shareholders, officers and directors, for any and all losses, claims, damages, or liabilities arising in connection with the offering or sale of Notes, insofar as such losses, claims, damages or liabilities (or action in respect thereof) arise out of, or are based upon any unauthorized verbal or written representations by the undersigned, any untrue statement or alleged untrue statement of any material fact made by the undersigned in writing to the Company or the Sales Agent, or the failure of the undersigned to deliver a copy of the Prospectus to a purchaser of the Notes, or for a violation of any federal, state (including Blue Sky and securities laws and any applicable suitability requirements) or local statue or common law, or of any court order, or of

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 any rule or  regulation of any  governmental  unit or  agency or the NASD, for the breach of any representation or warranty made by the undersigned herein, or for the failure of the undersigned to properly perform any of its duties described herein, and to reimburse any legal or other expense reasonably incurred by any of such persons in connection with investigation or defense of any such loss, claim, damage, liability or action.

        Notwithstanding the foregoing, the Company and the Sales Agent and their Affiliates and any person acting as a Selected Dealer shall not be indemnified hereunder for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless (1) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and the court approves indemnification or the litigation costs, or (2)) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the indemnification of the litigation costs, or (3) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made. If any claim for indemnification for federal or state securities law violations, the party seeking indemnification shall place before the court the position of the SEC and any other applicable regulatory authority with respect to the issue of indemnification for securities law violations.

        9. Method and Location of Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to the Sales Agent, shall be mailed, delivered, or telecopied and confirmed to you at Crispin Koehler Securities, 301 East Main Street, Suite 1140, Lexington, Kentucky 40507; Attention: Richard D. Koehler (Telecopy 606-253-3872); if sent to the Company, shall be mailed, delivered or telecopied and confirmed to it at 1440 Chapin Avenue, Burlingame, California 94010, Attention: Neal D. Crispin (Telecopy 415-696-3929); if sent to the undersigned, shall be mailed, delivered or telecopied and confirmed to it at the address listed on the signature page. Notice shall be deemed to be given by a party to another (i) if by personal delivery, on the date of such delivery, (ii) if telecopied, on the date of transmission, if the receiving party confirms receipt of such notice telephonically, and (iii) if mailed, three days after delivery to the mails, postage prepaid, registered mail, return receipt requested, to the addresses provided in Section 9 hereof.

        10.  Miscellaneous.

               (a) No rights or interests created hereunder may be transferred, conveyed or assigned except with the prior written consent of the Company and the Sales Agent.

               (b) This Agreement shall be governed by the laws of the State of California and venue for any legal action arising out of this Agreement shall be in San Mateo County, California.

               (c) Notwithstanding the date or dates that this Agreement shall be actually signed by the parties hereto, the undersigned's representations, warranties and agreements herein shall be effective as if made prior to the commencement by the undersigned of its performance hereunder.

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        If the  foregoing is in  accordance  with the Sales Agent
and the Company's understanding, please sign and return to the undersigned the counterpart hereof, whereupon this letter and your acceptance as signified by your signature shall constitute a binding agreement.


                          Very truly yours,


                          _______________________________________
                          Name of Selected Dealer (type or print)

                          By:____________________________________


                          Title:_________________________________


                          Address:_______________________________
                          _______________________________________
                          Att'n:_________________________________
                          Telecopy:______________________________

                          State(s) in which Dealer is licensed:

                          _______________________________________

                          _______________________________________

                          _______________________________________


                          Dated:_________________________________


The foregoing is hereby confirmed and accepted as of the date written below:

                          Crispin Koehler Securities,
                          a California corporation

                          By:____________________________________
                          Its:___________________________________


                          Dated:_________________________________


AGREED AND ACKNOWLEDGED:  AeroCentury Fund IV, Inc.
                          a California corporation


                          By:____________________________________
                          Its:___________________________________


                          Dated:_________________________________